MESSAGE FROM THE CHAIRMAN                                       KeyPremier Funds
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present our first semi-annual report since our inception as a mutual fund family on October 1, 1996.

This is a very exciting time in the history of the financial markets, as the Dow Jones Industrial Average continues to hit new highs. Our KeyPremier Established Growth Fund is designed to help investors participate in the opportunity for capital appreciation offered by the U.S. stock market. We also offer the KeyPremier Intermediate Term Income Fund and the KeyPremier Pennsylvania Municipal Bond Fund for investors seeking income and balance in their portfolios. In addition, we offer the KeyPremier Prime Money Market Fund for investors seeking safety, liquidity and current income.

At KeyPremier Funds, we are keenly aware that we are in the midst of one of the longest bull markets in history. It is clearly a time for caution, as the current economic expansion reaches seven years. Mutual funds such as KeyPremier Funds offer professional management as well as broad diversification as a means of controlling risk.

By investing in the KeyPremier Funds, you enjoy the expertise of Martindale Andres & Company, Inc., a wholly-owned subsidiary of Keystone Financial, Inc., which has more than $1.7 billion under management. Each professional responsible for the KeyPremier Funds has between ten and 30 years of experience in the investment field. Prior to being acquired by Keystone Financial, Martindale Andres & Company focused on managing money exclusively for high net worth individuals. Now, that expertise is available to a broader array of clientele.

Many of our competitors are including mutual funds to retain their advantage in the 401(k) marketplace. By launching the KeyPremier Funds, a proprietary fund family, our aim is to remain ahead of the competition and move forward in the booming 401(k) field.

This semi-annual report includes a Schedule of Portfolio Investments, which provides a list of each fund's holdings, and interviews with portfolio managers. We urge you to read the entire report closely to help you monitor the progress of your investment in the KeyPremier Funds.

If you have any questions about your investment in the KeyPremier Funds, or would like a prospectus or other information about any of our funds, please contact your account representative or call the Funds at 1-800-766-3960. Thank you for investing in the KeyPremier Funds.

Sincerely,

Robert E. Leech
President & CEO
Keystone Asset Management Division

MARTINDALE ANDRES & COMPANY IS A SUBSIDIARY OF KEYSTONE FINANCIAL, INC. AND PROVIDES INVESTMENT ADVISORY AND OTHER SERVICES TO THE FUNDS AND RECEIVES FEES FOR THOSE SERVICES. THIS MATERIAL IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN ACCOMPANIED OR PRECEDED BY A PROSPECTUS. THE FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. MUTUAL FUNDS ARE NOT FDIC INSURED. THERE IS NO BANK GUARANTEE AND THEY MAY LOSE VALUE.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Dear KeyPremier Fund Shareholder:

It is a pleasure to offer to you this first report since the inception of the KeyPremier Funds in the fall of 1996. The KeyPremier family of mutual funds is designed to provide you with an array of investment choices based on your investment goals and risk tolerances.

The U.S. equity markets provided investors with a second consecutive year of strong returns in 1996. The Standard & Poor's 500 Index (the most common benchmark for large-capitalization stocks) recorded almost a 23% gain, while the Russell 2000 Index (the benchmark for small-capitalization stocks) posted a 16.5% increase. Four primary factors fueled last year's results for the equity markets: 1) growth in corporate earnings, 2) a favorable environment for interest rates, 3) record inflows of new cash into equity mutual funds and 4) strong merger and acquisition activity.

The outlook for 1997 remains uncertain at present, but the conventional wisdom suggests that investor expectations are out of line with reality. In 1997 we believe that total returns on equities will most likely revert to historic norms. Nonetheless, investors in the KeyPremier Equity Funds should be reminded that our equity strategy does not try to "time" the direction of the market, but instead focuses on selection of specific companies with a likelihood of producing superior long-term returns.

One trend that we do expect to continue in 1997 would be a narrowing of the returns between large-and small-capitalization stocks. Recent out-performance by large-capitalization stocks can be attributed to a liquidity premium investors have placed on many blue-chip names. In fact, 25% of the S&P 500 performance in 1996 was attributed to strength in just five companies--IBM, Intel, Microsoft, Coca-Cola and General Electric. We anticipate that investors may evidence renewed interest in smaller companies that can grow faster than the economy at large.

Fixed-income investors experienced a roller-coaster ride in 1996. Interest rates on intermediate- and long-term securities rose approximately 1.3% during the first eight months of the year amid fear of inflation and a sharply growing economy. Rates subsequently declined as these fears were quelled and ended the year about .6% higher than at the beginning of the year. The purchase of U.S. Treasuries by foreign central banks also provided a key measure of support to the market during 1996.

Municipal-bond investors began the year under a cloud of political debate on tax reform issues that would have adversely affected tax-exempt securities. When the debate on a flat tax dissipated, municipal securities rallied impressively. Supply issues also impacted the municipal market, as there was no net new issuance of securities during the year. In fact, municipal bonds actually out-performed U.S. Treasuries in 1996.

At present, the U.S. economy appears to be growing about 2% to 3% a year, with only modest inflation. If this scenario persists, we believe that 1997 should be a good year for bonds. Meanwhile, investors should find the yields on municipal bonds particularly attractive. Despite this forecast, we will watch the economy closely in the coming year. A very low unemployment rate, coupled with factories operating at near-full capacity, could trigger some inflationary pressure. We will continue to monitor the role of foreign central banks and their impact on the U.S. Treasury market.

We appreciate the opportunity to serve your investment needs, and while we are cautious about 1997, the long-term prospects for stocks and bonds remain very favorable.

Sincerely,

Robert P. Andres
Managing Principal
Martindale Andres & Company, Inc.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

PRIME MONEY MARKET FUND

WHAT IS YOUR CURRENT STRATEGY IN MANAGING THE MONEY MARKET FUND?
The portfolio is managed in a very conservative manner. For instance, at the end of 1996, the portfolio was composed entirely of U.S. government agency notes and Treasuries. There were no corporates or commercial paper, which typically offer higher yields. Currently, the additional yield is minimal and not worth the additional credit risk. We also look for maturities that are yielding the highest returns for the risk that we are taking. At this point in time, it's not appropriate to have an average maturity longer than about two weeks, because securities with longer maturities are not paying much more in yield. Often, money market funds are out from 45 to 80 days. If we're going to extend our maturities, then we want to be properly compensated.

WHAT IS YOUR OUTLOOK FOR SHORT-TERM INTEREST RATES?
Short-term interest rates could continue to be under upward pressure in 1997 because the economy is doing well and we're at full employment. Although inflationary pressures could be building, the current spread between money market yields and inflation is very wide. As a result, money market funds are an excellent place for investors seeking safety, liquidity and income.

 AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. YIELDS WILL FLUCTUATE, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

PENNSYLVANIA MUNICIPAL BOND FUND

HOW DID THE FUND PERFORM SINCE ITS INCEPTION AS A MUTUAL FUND ON OCTOBER 1,
1996?
Since inception through December 31, 1996, the Fund produced a total return of 2.34%.(1) In comparison, the Lipper Intermediate Pennsylvania Fund Average--a composite of 12 mutual funds that invest in securities issued by the State of Pennsylvania and its municipalities--rose 2.08%.

WHAT FACTORS AFFECTED YOUR PERFORMANCE?
The portfolio structure was key. First, we maintained a higher grade portfolio than most funds. Not only is the credit quality of our holdings near AAA, but the bonds we own are highly liquid, which is important in a volatile interest-rate environment. Secondly, we emphasized high-coupon noncallable bonds. The high coupon is a defensive feature in a rising-rate environment. In a declining-rate environment, the noncallable feature produces higher appreciation because the issuing entity cannot redeem the bonds as interest rates fall. In 1996, municipal securities outperformed taxable securities by a significant margin.

DESCRIBE SOME SECURITIES IN THE PORTFOLIO THAT ILLUSTRATE YOUR STRATEGY.
We own Montgomery County general obligation bonds. This AAA-rated bond is probably the most liquid bond in the entire state. The Fund also owns Pennsylvania Turnpike revenue bonds which are attractive for their high coupon and liquidity characteristics. The portfolio includes about 50 securities, and it is very well diversified, with a broad mixture of maturities. Our goal is to own the highest quality bonds that are going to perform well in any interest-rate environment, consistent with providing the highest level of current income. As of December 31, 1996, the portfolio had a 6.10% average coupon rate, which is among the highest of any fund in Pennsylvania.(2)

WHAT IS YOUR OUTLOOK FOR THE MARKET?
Unlike 1996, the spector of tax reform is no longer an issue in the municipal bond market. As a result, municipal bonds are now trading at near historic highs in relation to Treasury securities--75% to 80%. For high-income taxpayers, municipal bonds offer extremely competitive returns on an aftertax basis, suggesting that the demand for municipals will remain strong in 1997. Because we believe that intermediate-term interest rates will remain in a trading range, municipal bond funds will derive a large proportion of their total return from coupon payments rather than from capital appreciation. As a result, the portfolio maintains a high average coupon.

(1) The fund's total return with the maximum sales charge of 4.50% was -2.26% for the period.

(2) The portfolio's composition is subject to change.

The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

ESTABLISHED GROWTH FUND

HOW WOULD YOU DESCRIBE THE ESTABLISHED GROWTH FUND?
"Established" characterizes the companies in which we're investing and, "Growth" is the objective. The companies in the portfolio have been around for a long period of time and have been recognized in the marketplace as leaders in their field. Typically, these companies have experienced strong unit growth and have capitalizations in excess of $5 billion, although we also own some mid-sized companies--ones in which the minimum market capitalization is $1 billion. In addition, we like to buy shares in these companies at a discount to their growth rate. We're trying to find companies where we understand the corporate mission, the management strategy and the theme behind the company as an entity. We're not traders, so we take a long view. We try to acquire these companies with a complete understanding of what management is doing and invest alongside management for the long-term. The portfolio is well diversified, but we're not trying to match an index such as the S&P 500 by sector.

HOW DID THE FUND PERFORM SINCE ITS INCEPTION AS A MUTUAL FUND ON SEPTEMBER 23, 1996?
For the period ended December 31, 1996, the Fund's total return was 7.58%.(1) In contrast, the average large growth fund, as measured by Lipper Analytical Services Inc., was up 5.80% while the Standard & Poor's 500 Stock Index rose 8.37%.

WHAT FACTORS AFFECTED THE PORTFOLIO'S PERFORMANCE IN 1996?
In 1996, just like 1995, it was very difficult for an investment manager to beat the S&P 500 Index. In 1996, there was a significant run-up in the largest stocks in the Index, and very few fund managers had the proper weighting in those stocks.

WHAT AREAS OF THE MARKET WERE PARTICULARLY SUCCESSFUL FOR YOU?
We have a position in Dean Witter/Discover (2.7% of the portfolio), which is a credit-card operation with a brokerage subsidiary. It was a spin-off from Sears a couple of years ago. We bought the stock at what we thought was a low price in relation to its growth rate, and it has emerged as a strong holding of ours. Credit-card companies are able to charge very high rates of interest in comparison to their cost of funds--and they do well as long as they keep their losses under control. Another financial stock in the portfolio is Green Tree Financial (3.9%), which finances mobile homes, consumer purchases, equipment, etc. While keeping losses low, they have been a very aggressive marketer. In the consumer cyclical area, Unifi (3.5%) is the largest texturizer in the world for polyester and nylon products. The texturizing process makes polyester and nylon more like natural fibers such as cotton and wool. Unifi has invested heavily in their own business during the past few years, and that's now materializing in a strong earnings curve. This company dominates the texturizing process in the United States and is among the most competitive in the world. In basic materials, a company such as Potash (4.0%) benefited from the short supply and high price of basic commodities. In technology, Seagate Technology (0.7%), the largest disk drive manufacturer in the world, has an intrinsic growth rate of 20%, and we bought it at 12 times earnings. Medtronic (3.6%) is the leading maker of heart pacemakers, valves and other medical equipment. In manufacturing, Danaher (3.3%) makes process controls, tools and other products for machinery and equipment. Medtronic and Danaher have been very strong holdings this past year.(2)

WHAT IS YOUR OUTLOOK?
If you go back to early 1996, the fear was that the economy was too strong and it was going to cause inflationary pressures. As we rolled into the fall,

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

that fear dissipated. Corporate profits were up, but we didn't get the huge pressure on wages. Now, the view is that the economy will flatten out, but corporate profits in some areas are expected to be pretty strong. Although we have a charter to be fully invested, we are certainly aware that the stock market has run up the past few years. I can't tell you when it's going to correct--but I can tell you that it will, eventually. Our view on the market is cautious, but our view of our companies is strong.

----------------------------------
   AVERAGE ANNUAL TOTAL RETURN
     AS OF DECEMBER 31, 1996*
----------------------------------
     1 Year            16.43%
----------------------------------
Since Inception        28.15%
----------------------------------

(1) The fund's total return with the maximum sales charge of 4.50% was 2.79% for the period. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance data quoted represents past performance and is not an indication of future results. The investment return and net asset value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The portfolio composition is subject to change.

* The quoted performance of the KeyPremier Established Growth Fund includes performance of certain collective trust fund ("Commingled") accounts advised by KeyStone Bank, for periods dating back to 1/1/95 and prior to the mutual finds commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual funds. The Commingled accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment-management and accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

INTERMEDIATE-TERM INCOME FUND

HOW WOULD YOU DESCRIBE THIS PORTFOLIO?
This is an intermediate-maturity, taxable bond fund that is primarily invested in U.S. investment-grade fixed-income securities. The Fund seeks to provide current income and some long-term growth of capital. Currently, about 70% of the portfolio is invested in U.S. government securities, 15% is invested in corporate bonds, 5% is invested in mortgage-backed securities, 5% is invested in asset-backed securities and the balance is in cash equivalents.(1)

WHAT IS YOUR INVESTMENT PROCESS?
The investment process is an active management approach utilizing interest-rate forecasts and sector evaluation. Determining the direction and magnitude of movements in interest rates is our primary challenge. We use this interest-rate forecast to set the overall duration (sensitivity to interest rates) of the portfolio and actively manage the duration as our interest-rate expectations change. The other area that we are looking to actively manage is the sector weightings of the portfolio. For instance, the yield advantage of corporates relative to Treasuries has narrowed significantly over the past two years. We currently view corporate spreads as too tight and feel that sector is unattractive relative to Treasuries. In many circumstances, we don't think investors are being paid to take on the additional risks inherent in corporate securities, such as credit and call risk. As a result, we are underweighted in corporates, relative to the benchmark Lehman Brothers Intermediate Government/Corporate Bond Index.

WHAT ADVANTAGE DO YOU SEE IN THE INTERMEDIATE AREA OF THE BOND MARKET?
Although we have the ability within the Fund to purchase longer term bonds, we will keep the overall average maturity of the Fund in the intermediate area. We have done some historical analysis involving the returns and risks of intermediate- versus long-term bonds, and based on our analysis, intermediate-term bonds offer nearly 90% of the returns of long-term bonds, with significantly less interest-rate risk.

WHAT IS YOUR OUTLOOK FOR INTEREST RATES AND FIXED-INCOME SECURITIES?
I think we'll see interest rates stay somewhat stable over the next year or so. The economy is doing quite well. The Federal Reserve Board has done a relatively good job providing for moderate growth and keeping inflation in check. Consumer confidence is high right now, and unemployment is low.

I don't see a reason for a significant shift in intermediate- or long-term rates, unless we begin to see some wage inflation.

WITH STOCKS UP SHARPLY IN THE PAST TWO YEARS, WHAT IS THE CASE FOR INVESTING IN BONDS? In a balanced-investment approach, the fixed-income component can lessen the overall risk profile of the portfolio. Although stocks have been up sharply over the past two years, they could be down significantly in any given year. Bonds can provide income, liquidity, deflation protection and a reduced risk profile to a balanced asset-allocation strategy.

(1) The portfolio composition is subject to change.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                     PAGE 9

                            Statements of Operations
                                    PAGE 10

                      Statements of Changes in Net Assets
                                    PAGE 11

                       Schedules of Portfolio Investments
                                    PAGE 12

                         Notes to Financial Statements
                                    PAGE 18

                              Financial Highlights
                                    PAGE 23

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                                                           INTERMEDIATE
                                                        PRIME          PENNSYLVANIA      ESTABLISHED           TERM
                                                     MONEY MARKET       MUNICIPAL           GROWTH            INCOME
                                                         FUND              FUND              FUND              FUND
                                                    -------------      ------------      ------------      ------------
ASSETS:
Investments, at value (cost $102,898,736;
  $105,025,259; $101,950,409; and $181,480,352,
  respectively)...................................  $102,898,736      $106,411,146       $159,249,409      $180,941,609
Repurchase agreements.............................            --                --                 --                --
                                                    ------------      ------------       ------------      ------------
      Total Investments...........................   102,898,736       106,411,146        159,249,409       180,941,609
Cash..............................................     2,074,272                --                 --                --
Interest and dividends receivable.................            --         1,793,446            216,304         1,966,629
Income and other receivables......................            --               764                 --                --
Receivable from brokers for investments sold......            --           247,500                 --         7,441,875
Unamortized organization costs....................        20,589            22,020             17,839            21,079
Prepaid expenses and other assets.................         2,912             2,126              5,297             6,112
                                                    ------------      ------------       ------------      ------------
      Total Assets................................   104,996,509       108,477,002        159,488,849       190,377,304
                                                    ------------      ------------       ------------      ------------
LIABILITIES:
Dividends payable.................................       450,739           447,394            271,315           867,149
Accrued expenses and other payables:
    Administration fees...........................         3,985             4,149              6,103             7,207
    Custodian and accounting fees.................         3,269             3,891              2,722             2,880
    Legal and audit fees..........................         9,802             9,513              3,548             4,174
    Printing......................................         5,171             3,775                 --                --
    Transfer agent fees...........................         6,682             6,788              2,422             2,410
    Registration and filing fees..................         2,349               633                 --                --
    Other.........................................           427               397                105               150
                                                    ------------      ------------       ------------      ------------
      Total Liabilities...........................       482,424           476,540            286,215           883,970
                                                    ------------      ------------       ------------      ------------
NET ASSETS:
Capital...........................................   104,512,330       106,510,905        101,897,711       190,140,035
Distributed in excess of net investment income....            --              (278)                (1)               (2)
Net unrealized appreciation (depreciation) on
  investments.....................................            --         1,385,887         57,299,000          (538,743)
Accumulated undistributed net realized gains
  (losses) on investment transactions.............         1,755           103,948              5,924          (107,956)
                                                    ------------      ------------       ------------      ------------
    Net Assets....................................  $104,514,085      $108,000,462       $159,202,634      $189,493,334
                                                    ============      ============       ============      ============
Outstanding units of beneficial interest
  (shares)........................................   104,512,330        10,437,558         16,229,902        19,188,146
                                                     ===========      ============       ============      ============
Net asset value--redemption price per share          $      1.00       $     10.35       $       9.81      $       9.88
                                                     ===========      ============       ============      ============
Maximum Sales Charge..............................            --             4.50%              4.50%             4.50%
                                                     ===========      ============       ============      ============
Maximum Offering Price (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest
  cent) per share.................................   $      1.00 (a)   $     10.84       $      10.27      $      10.35
                                                     ===========      ============       ============      ============

---------
(a) Offering price and redemption price are the same for the Prime Money Market Fund.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                          STATEMENTS OF OPERATIONS(a)
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                                                                                           INTERMEDIATE
                                               PRIME        PENNSYLVANIA    ESTABLISHED       TERM
                                            MONEY MARKET     MUNICIPAL        GROWTH         INCOME
                                                FUND            FUND           FUND           FUND
                                            ------------    ------------    -----------    -----------
INVESTMENT INCOME:
Interest income..........................    $1,257,381      $ 1,098,607    $        53    $   836,822
Dividend income..........................            --            4,799        303,359         67,269
                                             ----------       ----------     ----------    -----------
       Total Income......................     1,257,381        1,103,406        303,412        904,091
                                             ----------       ----------     ----------    -----------
EXPENSES:
Investment advisory fees.................        96,110          167,165         98,518         93,788
Administration fees......................        27,632           32,022         15,106         17,976
Custodian and accounting fees............         9,488           12,328          5,261          5,828
Legal and audit fees.....................        10,436           10,191          4,230          4,960
Organization costs.......................         2,230            1,914            150            180
Trustee fees and expenses................         1,114            1,053            480            540
Transfer agent fees......................         6,682            7,875          2,490          2,490
Registration and filing fees.............         2,868            1,023          1,260          1,260
Printing costs...........................         7,998            6,774          2,460          2,950
Other....................................         1,458            1,302            661            760
                                             ----------       ----------     ----------    -----------
Total Expenses...........................       166,016          241,647        130,616        130,732
          Less: Expenses voluntarily
            reduced......................       (96,110)        (167,165)       (98,518)       (93,788)
                                             ----------       ----------     ----------    -----------
Net Expenses.............................        69,906           74,482         32,098         36,944
                                             ----------       ----------     ----------    -----------
Net Investment Income....................     1,187,475        1,028,924        271,314        867,147
                                             ----------       ----------     ----------    -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gains (losses)
  investment transactions................         1,755          111,438          5,924       (107,956)
Change in unrealized appreciation
  (depreciation) on investments..........            --        1,385,887     57,299,000       (538,743)
                                             ----------       ----------     ----------    -----------
Net realized/unrealized gains (losses) on
  investments............................         1,755        1,497,325     57,304,924       (646,699)
                                             ----------       ----------     ----------    -----------
Change in net assets resulting from
  operations.............................    $1,189,230      $ 2,526,249    $57,576,238    $   220,448
                                             ==========       ==========     ==========    ===========

---------
(a) Commencement of the Funds began October 7, October 1, November 30, and November 30, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                                 PRIME        PENNSYLVANIA                    INTERMEDIATE
                                              MONEY MARKET     MUNICIPAL      ESTABLISHED         TERM
                                                  FUND            FUND           GROWTH       INCOME FUND
                                              ------------    ------------    ------------    ------------
                                               FOR PERIOD      FOR PERIOD      FOR PERIOD      FOR PERIOD
                                                 ENDED           ENDED           ENDED           ENDED
                                              DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                1996(a)         1996(a)         1996(a)         1996(a)
                                              ------------    ------------    ------------   -------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....................   $ 1,187,475     $  1,028,924    $   271,314     $   867,147
  Net realized gains (losses) on
    investments transactions...............         1,755          111,438          5,924        (107,956)
  Net change in unrealized appreciation
    (depreciation) on investments..........            --        1,385,887     57,299,000        (538,743)
                                              -----------     ------------   ------------    ------------
Change in net assets resulting from
  operations...............................     1,189,230        2,526,249     57,576,238         220,448
                                              -----------     ------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income...............    (1,187,475)      (1,028,924)      (271,314)       (867,147)
  In excess of net investment income.......            --             (278)            (1)             (2)
  From net realized gains on investments...            --           (7,490)            --              --
                                              -----------     ------------   ------------    ------------
Change in net assets from shareholder
  distributions............................    (1,187,475)      (1,036,692)      (271,315)       (867,149)
                                              -----------     ------------   ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued..............   179,091,701      115,331,885    103,428,704     192,848,494
  Dividends reinvested.....................            --               --             --              --
  Cost of shares redeemed..................   (74,579,371)      (8,820,980)    (1,530,993)     (2,708,459)
                                              -----------     ------------   ------------    ------------
Change in net assets from capital
  transactions.............................   104,512,330      106,510,905    101,897,711     190,140,035
                                              ------------    ------------   ------------    ------------
Change in net assets.......................   104,514,085      108,000,462    159,202,634     189,493,334
NET ASSETS:
  Beginning of period......................            --               --             --              --
                                              -----------     ------------   ------------    ------------
  End of period............................  $104,514,085     $108,000,462   $159,202,634    $189,493,334
                                             ============    =============   ============    ============
SHARE TRANSACTIONS:
  Issued...................................   179,091,701       11,289,561     16,384,743      19,460,390
  Reinvested...............................            --               --             --              --
  Redeemed.................................   (74,579,371)        (852,003)      (154,841)       (272,244)
                                              -----------     ------------   -------------   ------------
Change in shares...........................   104,512,330       10,437,558     16,229,902      19,188,146
                                              ===========     ============   ============    ============

---------
(a) Commencement of the Funds began October 7, October 1, November 30, and November 30, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL              SECURITY
  AMOUNT               DESCRIPTION               VALUE
-----------   -----------------------------  -------------
U.S. GOVERNMENT AGENCIES (90.8%):
Federal Home Loan Bank:
$ 5,000,000   5.36%, 1/3/97................  $   4,998,511
 50,000,000   5.46%, 1/3/97................     49,984,833
 Federal Home Loan Mortgage Corp.:
  5,000,000   5.37%, 1/2/97................      4,999,254
Federal National Mortgage Assoc.:
  5,000,000   5.44%, 1/6/97................      4,996,222
  5,000,000   5.32%, 1/14/97...............      4,990,395
  5,000,000   5.30%, 1/16/97...............      4,988,958
  5,000,000   5.30%, 1/17/97...............      4,988,222
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal National Mortgage Assoc.Continued:
$ 5,000,000   5.37%, 1/21/97...............  $   4,985,083
  5,000,000   5.37%, 1/22/97...............      4,984,338
  5,000,000   5.27%, 1/23/97...............      4,983,897
                                             -------------
    Total U.S. Government Agencies              94,899,713
U.S. TREASURY BILLS (7.7%):
  8,000,000   4.40%, 1/2/97................      7,999,023
                                             -------------
    Total(Cost--$102,898,736) (a)            $ 102,898,736
                                             =============

---------

Percentages indicated are based on net assets of $104,514,085.

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

PRINCIPAL                                             SECURITY
  AMOUNT                                             DESCRIPTION                                            VALUE
----------    -----------------------------------------------------------------------------------------  ------------
MUNICIPAL BONDS (98.0%):
Pennsylvania (93.1%):
$1,330,000    Berks County, Pennsylvania Municipal Authority, 7.10%, 5/15/22, Callable 5/15/04 @ 100...  $  1,522,850
 1,000,000    Berks County, Pennsylvania Municipal Authority Hospital Revenues, 5.00%, 10/1/02.........     1,020,000
 1,000,000    Bethel Park, Pennsylvania School District, 5.40%, 8/1/00, Callable 8/1/99 @ 100..........     1,026,250
 1,000,000    Bethlehem, Pennsylvania Area School District, Series A, 6.50%, 9/1/00....................     1,071,250
 4,065,000    Bethlehem, Pennsylvania Water Authority, Series A, 6.30%, 11/15/15, Callable 11/15/02 @
                100....................................................................................     4,415,606
 1,000,000    Bucks County, Pennsylvania, Series A, 6.00%, 3/1/01......................................     1,058,750
 1,000,000    Bucks County, Pennsylvania Water & Sewer Authority, Series B, 6.50%, 12/1/02,
                Callable 12/1/02 @ 100.................................................................     1,097,500
 1,900,000    Central Dauphin, Pennsylvania School District, 6.00%, 6/1/01.............................     2,018,750
 1,875,000    Chester County, Pennsylvania, 5.60%, 12/15/08, Callable 12/15/03 @ 100...................     1,933,594
 1,000,000    Chester County, Pennsylvania, 5.05%, 11/1/08, Callable 11/1/06 @ 100.....................       996,250
 1,050,000    Chester County, Pennsylvania, 5.15%, 11/1/09, Callable 11/1/06 @ 100.....................     1,046,063
 1,250,000    Delaware County, Pennsylvania, 5.40%, 10/1/10, Callable 10/1/05 @ 100....................     1,256,250
   700,000    Delaware County, Pennsylvania Industrial Development Authority, Series A, 8.10%, 12/1/13,
                Callable 6/1/97 @ 103.5................................................................       732,067
 2,000,000    Geisinger, Pennsylvania Health Systems Authority, Series B, 7.38%, 7/1/02, Callable
                7/1/99 @ 102...........................................................................     2,150,000
 1,000,000    Hempfield, Pennsylvania School District, Lancaster County, 6.40%, 8/15/05,
                Callable 8/15/02 @ 100.................................................................     1,082,500
 3,500,000    Indiana County, Pennsylvania Industrial Development Authority, Series A, 6.00%, 6/1/06...     3,797,500
 5,250,000    Indiana County, Pennsylvania Industrial Development Authority, 5.35%, 11/1/10............     5,282,813
 1,000,000    Lewisburg, Pennsylvania Area School District, 4.85%, 3/15/09, Callable 3/15/06 @ 100.....       967,500
   500,000    Lycoming County, Pennsylvania Hospital Authority, Series B, 7.40%, 7/1/99................       536,875
 1,000,000    Montgomery County, Pennsylvania, Series B, 5.20%, 10/15/11, Callable 10/15/06 @ 100......       983,750
 2,155,000    Northampton County, Pennsylvania Higher Education Authority, 6.90%, 10/15/06,
                Callable 10/15/01 @ 102................................................................     2,381,275
 1,000,000    Northampton County, Pennsylvania Higher Education Authority, 6.00%, 9/1/01...............     1,055,000
 3,000,000    Pennsbury, Pennsylvania School District, 6.80%, 8/15/14, Callable 8/15/04 @ 100..........     3,390,000
 2,000,000    Pennsylvania Housing Finance Agency, 5.40%, 1/1/00.......................................     2,042,500
 3,325,000    Pennsylvania Infrastructure Investment Authority, 6.00%, 9/1/05..........................     3,603,469
 2,000,000    Pennsylvania Infrastructure Investment Authority, 6.00%, 9/1/03..........................     2,157,500
 4,425,000    Pennsylvania Intergovernmental Cooperation Authority, 7.00%, 6/15/14, Callable 6/15/05 @
                100....................................................................................     5,077,688
 3,500,000    Pennsylvania State, Series A, 6.70%, 1/1/02, Callable 1/1/01 @ 101.5.....................     3,823,750
 3,000,000    Pennsylvania State, 5.38%, 5/15/05.......................................................     3,071,250
 3,000,000    Pennsylvania State, 5.30%, 5/1/06, Callable 5/1/04 @ 101.5...............................     3,108,750
 1,375,000    Pennsylvania State Higher Education Assistance Agency, Series A, 6.80%, 12/1/00..........     1,469,531
   375,000    Pennsylvania State Higher Education Facilities Authority, Series A, 6.88%, 7/1/99........       398,437
 2,000,000    Pennsylvania State Higher Education Facilities Authority, Series A, 5.90%, 8/15/00.......     2,102,500
   750,000    Pennsylvania State Higher Education Facilities Authority, Series A, 6.40%, 1/1/02,
                Callable 1/1/97 @100...................................................................       750,000
 1,000,000    Pennsylvania State Higher Education Facilities Authority, 7.00%, 5/1/02, Callable 5/1/00
                @ 100..................................................................................     1,085,000
 5,000,000    Pennsylvania State Higher Education Facilities Authority, Series A, 5.35%, 1/1/08,
                Callable 1/1/06 @ 101..................................................................     5,068,750
 1,750,000    Pennsylvania State Higher Education Facilities Authority, Series D, 7.15%, 6/15/15,
                Callable 6/15/00 @ 100.................................................................     1,905,312

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

PRINCIPAL                                             SECURITY
  AMOUNT                                             DESCRIPTION                                            VALUE
----------    -----------------------------------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
$1,500,000    Pennsylvania State Industrial Development Authority, 5.00%, 7/1/00.......................  $  1,531,875
 1,000,000    Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00....................................     1,072,500
 1,000,000    Pennsylvania State Turnpike, Series P, 5.20%, 12/1/00....................................     1,027,500
 1,000,000    Philadelphia, Pennsylvania Gas Works, 5.50%, 7/1/04......................................     1,045,000
 1,000,000    Philadelphia, Pennsylvania Water & Wastewater, 6.25%, 8/1/02.............................     1,085,000
 5,250,000    Philadelphia, Pennsylvania Water & Wastewater, 6.25%, 8/1/08.............................     5,775,000
 1,000,000    Philadelphia, Pennsylvania Hospitals & Higher Education Facilities Authority, Series A,
                6.50%, 2/15/21, Callable 2/15/02 @ 102.................................................     1,101,250
 1,000,000    Pittsburgh, Pennsylvania Water & Sewer Authority, Series A, 6.00%, 9/1/16,
                Callable 9/1/01 @ 100..................................................................     1,062,500
 1,700,000    Sayre, Pennsylvania Health Care Facilities Authority, Series A, 6.60%, 3/1/01............     1,833,875
 2,200,000    Union County, Pennsylvania Higher Education Facilities Financing Authority, 5.75%,
                4/1/00.................................................................................     2,304,500
 1,000,000    West Shore, Pennsylvania School District, 6.40%, 9/1/01, Callable 9/1/98 @ 100...........     1,031,250
 3,000,000    Westmoreland County, Pennsylvania, 6.70%, 8/1/09, Callable 8/1/01 @ 100..................     3,270,000
 1,850,000    York County, Pennsylvania Industrial Development Authority, 6.25%, 7/1/02................     1,981,812
                                                                                                         ------------
                                                                                                          100,608,892
                                                                                                         ------------
Puerto Rico (4.9%):
 5,000,000    Puerto Rico Public Building Authority, Series M, 5.70%, 7/1/09...........................     5,262,500
                                                                                                         ------------
                                                                                                            5,262,500
                                                                                                         ------------
Total Municipal Bonds                                                                                     105,871,392
                                                                                                         ------------
VARIABLE RATE BANK ACCOUNT (0.5%):
   539,754    Bank Of New York.........................................................................       539,754
                                                                                                         ------------
Total Variable Rate Bank Account                                                                              539,754
                                                                                                         ------------
Total (Cost--$105,025,259)                                                                               $106,411,146
                                                                                                         ============

---------

Percentages indicated are based on net assets of $108,000,462.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................  $1,764,899
        Unrealized depreciation..........................    (379,012)
                                                           ----------
        Net unrealized appreciation......................  $1,385,887
                                                            =========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                        SECURITY
  SHARES              DESCRIPTION                                 VALUE
----------   ------------------------------                   -------------
COMMON STOCKS (96.6%):
Aerospace/Defense--Equipment (1.8%):
    30,000   Textron, Inc.........................             $   2,827,500
                                                               -------------
Air Conditioning & Heating Equipment (1.6%):
    45,000   Tecumseh Products Co., Class B.......                 2,559,375
                                                               -------------
Automotive (2.1%):
   100,000   Chrysler Corp........................                 3,300,000
                                                               -------------
Automotive Parts (2.9%):
    24,000   Eaton Corp...........................                 1,674,000
    91,000   Echlin, Inc..........................                 2,877,875
                                                               -------------
                                                                   4,551,875
                                                               -------------
Banking (3.4%):
    72,000   Fleet Financial Group, Inc...........                 3,591,000
    62,000   Signet Banking Corp..................                 1,906,500
                                                               -------------
                                                                   5,497,500
                                                               -------------
Beverages (3.1%):
    94,000   Coca-Cola Co.........................                 4,946,750
                                                               -------------
Chemicals (4.2%):
    65,000   Hercules, Inc........................                 2,811,250
    95,000   Morton International, Inc............                 3,871,250
                                                               -------------
                                                                   6,682,500
                                                               -------------
Computers Networks (2.8%):
    80,000   Silicon Graphics, Inc. (b)...........                 2,040,000
   100,000   Tandem Computers, Inc. (b)...........                 1,375,000
    26,000   Seagate Technology, Inc. (b).........                 1,027,000
                                                               -------------
                                                                   4,442,000
                                                               -------------
Computer Software (3.3%):
   105,000   Computer Associates
               International, Inc.................                 5,223,750
                                                               -------------
Data Processing & Preparation (2.4%):
    90,000   Automatic Data Processing, Inc.......                 3,858,750
                                                               -------------
Diversified/Conglomerate (2.9%):
    47,000   General Electric Co..................                 4,647,125
                                                               -------------
Electronic Components--Semiconductors (1.6%):
    85,000   Micron Technology, Inc...............                 2,475,625
                                                               -------------
Financial Services (10.8%):
    62,000   Capital One Financial Corp...........                 2,232,000
    65,000   Dean Witter Discover & Co............                 4,306,250
   120,000   Federal National Mortgage
               Assoc..............................                 4,470,000
   160,000   Green Tree Financial Corp............                 6,180,000
                                                               -------------
                                                                  17,188,250
                                                               -------------
Food Processing & Packaging (2.4%):
    76,000   ConAgra, Inc.........................                 3,781,000
                                                               -------------
Furniture & Furnishings (4.3%):
    49,000   Armstrong World Industries, Inc.....              $   3,405,500
    75,000   Lancaster Colony Corp...............                  3,450,000
                                                               -------------
                                                                   6,855,500
                                                               -------------
Household Products/Wares (3.0%):
    45,000   Procter & Gamble Co.................                  4,837,500
                                                               -------------
Insurance (2.9%):
    13,251   Aetna, Inc..........................                  1,060,080
    78,000   United Healthcare Corp..............                  3,510,000
                                                               -------------
                                                                   4,570,080
                                                               -------------
Medical Instruments (3.6%):
    84,000   Medtronic, Inc.....................                   5,712,000
                                                               -------------
Mining (4.0%):
    75,000   Potash Corp. of Saskatchewan, Inc..                   6,375,000
                                                               -------------
Office Supplies/Forms (1.0%):
    32,000   Alco Standard Corp.................                   1,652,000
                                                               -------------
Oil & Gas (4.4%):
    74,000   Coastal Corp.......................                   3,616,750
    28,000   Mobil Corp.........................                   3,423,000
                                                               -------------
                                                                   7,039,750
                                                               -------------
Pharmaceuticals (5.3%):
    28,000   American Home Products Corp........                   1,641,500
    77,000   Schering-Plough Corp...............                   4,985,750
    36,000   Johnson & Johnson..................                   1,791,000
                                                               -------------
                                                                   8,418,250
                                                               -------------
Restaurants (2.0%):
   155,000   Wendy's International, Inc.........                   3,177,500
                                                               -------------
Retail (0.9%):
    50,000   Gap, Inc...........................                   1,506,250
                                                               -------------
Telecommunications (2.7%):
    22,332   360 Communications Co. (b).........                     516,427
   110,000   Loral Space & Communications (b)...                   2,021,250
    30,000   Motorola, Inc......................                   1,841,250
                                                               -------------
                                                                   4,378,927
                                                               -------------
Textile (3.5%):
   175,000   Unifi, Inc....                                        5,621,875
                                                               -------------
Tools (3.3%):
   111,700   Danaher Corporation................                   5,208,013
                                                               -------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1996
                                  (UNAUDITED)

                        SECURITY
  SHARES              DESCRIPTION                                       VALUE
----------   ------------------------------                         -------------
COMMON STOCKS, CONTINUED:
Utilities--Electric (3.3%):
   100,000   Baltimore Gas & Electric Co..........................  $   2,675,000
    88,000   Consolidated Edison Co. of
                New York..........................................      2,574,000
                                                                    -------------
                                                                        5,249,000
                                                                    -------------
Utilities--Gas & Pipeline (5.4%):
    77,000   Sonat, Inc...........................................  $   3,965,500
   123,000   Williams Cos., Inc...................................      4,612,500
                                                                    -------------
                                                                        8,578,000
                                                                    -------------
Utilities--Telecommunications (1.7%):
    67,000   Sprint Corp..........................................      2,671,625
                                                                    -------------
              Total Common Stocks                                     153,833,270
                                                                    -------------
PREFERRED STOCKS (0.2%):
Insurance (0.2%):
     4,419   Aetna Services, Inc.................................   $     350,758
                                                                    -------------
                     Total Preferred Stocks                               350,758
                                                                    -------------
 INVESTMENT COMPANIES (3.2%):
 5,065,381   Key Premier Prime Money Market
               Fund..............................................       5,065,381
                                                                    -------------
              Total Investment Companies                                5,065,381
                                                                    -------------
              Total (Cost--$101,950,409)(a)                          $159,249,409
                                                                    =============

---------

Percentages indicated are based on net assets of $159,202,634.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

        Unrealized appreciation..........................   $59,372,000
        Unrealized depreciation..........................    (2,073,000)
                                                            -----------
        Net unrealized appreciation......................   $57,299,000
                                                            ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL               SECURITY
   AMOUNT              DESCRIPTION               VALUE
------------   ----------------------------  -------------
CORPORATE BONDS (14.4%):
Automotive (3.0%):
$  6,000,000   Ford Motor Credit, 6.13%,
                 1/9/06....................  $   5,632,500
                                             -------------
Electrical & Electronic (3.2%):
   6,000,000   General Electric Capital
                 Corp., 6.29%, 12/15/07....      6,000,000
                                             -------------
Financial Services (5.1%):
   6,000,000   General Motors Acceptance
                 Corp., 7.13%, 5/1/03......      6,090,000
   3,650,000   MBNA Master Credit Card
                 Trust, 5.79%, 12/15/08*...      3,659,125
                                             -------------
                                                 9,749,125
                                             -------------
Oil & Gas Transmission (3.1%):
   6,000,000   Consolidated Natural Gas,
                 6.63%, 12/1/08............      5,850,000
                                             -------------
             Total Corporate Bonds              27,231,625
                                             -------------
U.S. GOVERNMENT AGENCIES (12.2%):
Federal Home Loan Bank:
   3,000,000   7.00%, 11/3/03..............      2,982,990
Federal Home Loan Mortgage:
   5,000,000   7.20%, 7/18/06..............      5,178,350
Federal National Mortgage Assoc.:
   5,000,000   5.55%, 3/12/99..............      4,950,850
   5,000,000   7.22%, 7/6/01...............      5,014,500
Government National Mortgage Assoc.:
   4,852,882   8.50%, 7/20/26, Pool
                 #2250.....................      4,990,461
                                             -------------
             Total U.S. Government Agencies     23,117,151
                                             -------------
U.S. TREASURY NOTES (63.8%):
$ 46,000,000   7.75%, 11/30/99.............  $  48,054,820
  38,000,000   6.25%, 5/31/00..............     38,158,460
  22,600,000   6.25%, 10/31/01.............     22,611,300
  11,500,000   7.25%, 8/15/04..............     12,101,910
                                             -------------
             Total U.S. Treasury Notes         120,926,490
                                             -------------
INVESTMENT COMPANIES (5.0%):
   9,474,292   Key Premier Prime Money
                 Market Fund...............      9,474,292
                                             -------------
             Total Investment Companies          9,474,292
                                             -------------
VARIABLE RATE BANK ACCOUNT (0.1%):
     192,050   Bank of New York
                 4.40%, 1/2/97.............        192,051
                                             -------------
             Total Variable Rate Bank Account      192,051
                                             -------------
             Total (Cost--$181,480,352) (a)   $180,941,609
                                               ===========

---------

Percentages indicated are based on net assets of $189,493,334.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

        Unrealized appreciation..........................  $ 278,880
        Unrealized depreciation..........................   (817,623)
                                                           ---------
        Net unrealized depreciation                        $(538,743)
                                                           =========

* Floating rate securities having liquidity sources through bank letters of credit or other credit and/or liquidity agreements. The interest rate, which will change periodically, is based upon bank prime rates or an index of market interest rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at December 31, 1996.

                       See note to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios, including the following series for which Martindale Andres & Company, Inc. serves as investment adviser: shares of the KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth, KeyPremier Intermediate Term Income Fund, (individually, a "Fund" and collectively, the "Funds").

     The investment objective of the Prime Money Market Fund is to seek current income with liquidity and stability of principal.The investment objectives of the Pennsylvania Municipal Bond Fund are to seek income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital. The investment objectives for the Established Growth Fund are growth of capital with some current income as a secondary objective. The investment objective of the Intermediate Term Income Fund are current income with long-term growth of capital as a secondary objective.

     Shares of the Funds may be sold to customers by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, to all accounts of correspondent banks of Keystone Financial, Inc. and to the general public. Martindale Andres & Company, Inc. serves as investment adviser to the Funds.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments of the Prime Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                DECEMBER 31,1996
                                  (UNAUDITED)

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Pennsylvania Municipal Bond Fund, Established Growth Fund and the Intermediate Term Income Fund, (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

     REVERSE REPURCHASE AGREEMENTS:

     The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker--dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. Reverse repurchase agreements are considered to be borrowing by the Funds under the 1940 Act.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                DECEMBER 31,1996
                                  (UNAUDITED)

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Prime Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Pennsylvania Municipal Bond Fund and the Intermediate Term Income Fund. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Established Growth Fund.

     Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

     FEDERAL INCOME TAXES:

     It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by each Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

3.   PURCHASES AND SALES OF PORTFOLIO SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the period ended December 31, 1996, are as follows (commencement of operations of such funds was October 1, November 30 and November 30, respectively):

                                                                      PURCHASES        SALES
                                                                     ------------   -----------
     PA Municipal Bond Fund........................................  $ 36,348,637   $31,711,442
     Established Growth Fund.......................................  $  3,272,009   $   137,326
     Intermediate Income Fund......................................  $253,869,567   $81,969,997

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                DECEMBER 31,1996
                                  (UNAUDITED)

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund. Martindale Andres & Company, Inc. has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, Martindale Andres & Company, Inc. will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the period ended December 31, 1996.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include Martindale Andres & Company, Inc., its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.115% of the average daily net asset value of a Fund. The Group has not implemented such plan as of December 31, 1996.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended December 31, 1996, BISYS received no commissions on sales of shares of the variable net asset value funds.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                DECEMBER 31,1996
                                  (UNAUDITED)

     Information regarding these transactions is as follows for the period ended December 31, 1996:

                                                 PRIME     PENNSYLVANIA                   INTERMEDIATE
                                                 MONEY         MUNI        ESTABLISHED        TERM
                                                MARKET         BOND          GROWTH          INCOME
                                                 FUND          FUND           FUND            FUND
                                                -------    ------------    -----------    ------------
     INVESTMENT ADVISORY FEES:
     Annual fee before voluntary fee
       reductions (percentage of average net
       assets)...............................       .40%          .60%           .75%            .60%
     Voluntary fee reductions................   $96,110      $167,165        $98,518        $ 93,788
     ADMINISTRATION FEES:
     Annual fee before voluntary fee
       reductions (percentage of average net
       assets)...............................      .115%         .115%          .115%           .115%
     Voluntary fee reductions................        --            --             --              --
     FUND ACCOUNTANT FEES....................   $ 7,208      $  8,353        $ 3,940        $  4,680
     TRANSFER AGENT FEES.....................   $ 6,682      $  7,875        $ 2,490        $  2,490

5.   ACQUISITION OF COMMON COLLECTIVE TRUST FUNDS

     On October 1, 1996, November 30, 1996, and November 30, 1996, respectively, the Pennsylvania Municipal Bond, Established Growth, and Intermediate Term Income Funds acquired all of the assets of various common and collective trust funds maintained by affiliates of Keystone Financial, Inc. The following is a summary of shares issued, net assets acquired, net asset value per share and unrealized appreciation as of the dates acquired:

                                                                                     INTERMEDIATE
                                                   PENNSYLVANIA     ESTABLISHED          TERM
                                                       MUNI            GROWTH           INCOME
                                                       FUND             FUND             FUND
                                                   ------------     ------------     ------------
Shares.........................................      10,282,956       16,173,916       18,918,934
Net Assets.....................................    $104,988,989     $161,739,160     $189,189,347
Net Asset Value................................    $      10.21     $      10.00     $      10.00
Unrealized Appreciation (Depreciation).........    $    398,186     $ 56,299,092     $ (1,493,470)

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                                               PRIME        PENNSYLVANIA    ESTABLISHED      INTERMEDIATE
                                            MONEY MARKET     MUNICIPAL         GROWTH            TERM
                                                FUND            FUND            FUND         INCOME FUND
                                            ------------    ------------    ------------     ------------
                                             FOR PERIOD      FOR PERIOD      FOR PERIOD       FOR PERIOD
                                               ENDED           ENDED           ENDED            ENDED
                                            DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                              1996(a)         1996(a)         1996(a)          1996(a)
                                            ------------    ------------    ------------     ------------
Net Asset Value, Beginning of Period.....     $   1.00        $  10.21        $  10.00         $  10.00
                                            ------------    ------------    ------------     ------------
Investment Activities
  Net investment income..................        0.004            0.04            0.02             0.05
  Net realized and unrealized gains
    (losses) on investments..............           --            0.14           (0.19)           (0.12)
                                            ------------    ------------    ------------     ------------
      Total from Investment Activities...        0.004            0.18           (0.17)           (0.07)
                                            ------------    ------------    ------------     ------------
Distributions
  Net investment income..................       (0.004)          (0.04)          (0.02)           (0.05)
  Net realized gains.....................           --              --              --               --
                                            ------------    ------------    ------------     ------------
      Total Distributions................       (0.004)          (0.04)          (0.02)           (0.05)
                                            ------------    ------------    ------------     ------------
Net Asset Value, End of Period...........     $   1.00        $  10.35        $   9.81         $   9.88
                                            =============== ============    ==============   ==============
Total Return (excludes sales charge).....         1.16%(b)        2.34%(b)       11.75%(b)(d)     -0.75%(b)
Ratios/Supplemental Data:
Net Assets, at end of period (000).......     $104,514        $108,000        $159,203         $189,493
Ratio of expenses to average net
  assets.................................         0.29%(c)        0.27%(c)        0.24%(c)         0.24%(c)
Ratio of net investment income to average
  net assets.............................         4.94%(c)        1.26%(c)        2.07%(c)         5.55%(c)
Ratio of expenses to average net
  assets*................................         1.19%(c)        1.04%(c)        0.94%(c)         1.49%(c)
Ratio of net investment income to average
  net assets*............................         4.04%(c)        0.49%(c)        1.37%(c)         4.30%(c)
Portfolio Turnover.......................           --              30%             --               49%

---------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of the Funds began October 7, October 1, November 30, and November 30, respectively.

(b) Not annualized

(c) Annualized

(d) The quoted return of the Portfolio includes performance of certain collective trust portfolio ("Commingled") accounts for the period from January 31, 1995 to the Mutual Funds commencement of operations on November 30, 1996 as adjusted to reflect the expenses associated with the Portfolio.

                       See notes to financial statements.

KEYPREMIER FUNDS(SM)




INVESTMENT ADVISER
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219

FOR ADDITIONAL INFORMATION CALL:
1-800-766-3960



                              KEYPREMIER FUNDS(SM)





                               SEMI-ANNUAL REPORT
                               ------------------
                               December 31, 1996